SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /x/

                  Pre-Effective Amendment No.
                                                 ----
                  Post-Effective Amendment No.     3
                                                 -----
                              and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /x/

                  Amendment No.      3
                                   ----
                        (Check appropriate box or boxes)

                         THE TUSCARORA INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                         3100 Tower Boulevard, Suite 800
                          Durham, North Carolina 27707
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (919) 419-1900

                              George W. Brumley III
                       Oak Value Capital Management, Inc.
                         3100 Tower Boulevard, Suite 800
                          Durham, North Carolina 27707
                     (Name and Address of Agent for Service)

                                   Copies to:

                              John F. Splain, Esq.
                          Countrywide Fund Services, Inc.
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/X/  on November 1, 1997 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)
/ /  on (date) pursuant to paragraph (a) of Rule 485


TOTAL NUMBER OF PAGES:
INDEX TO EXHIBITS ON PAGE:

                         THE TUSCARORA INVESTMENT TRUST
                                 OAK VALUE FUND
                              CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

Form N-1A Item No.                                      Prospectus Caption
-----------------                                       -------------------
PART A
Item 1      Cover Page                                  Cover Page
Item 2      Synopsis                                    Synopsis of Costs and Expenses
Item 3      Condensed Financial Information             Financial Highlights; Performance Information, Dividends,
                                                        Distributions, Taxes and Other Information
Item 4      General Description of Registrant           Prospectus Summary; Investment Objective, Investment
                                                        Policies and Risk Considerations
Item 5      Management of the Fund                      Management of the Fund
Item 6      Capital Stock and Other Securities          Dividends, Distributions, Taxes and Other Information
Item 7      Purchase of Securities Being Offered        How to Purchase Shares; How Net Asset Value is Determined
Item 8      Redemption or Repurchase                    How to Redeem Shares
Item 9      Pending Legal Proceedings                   Not Applicable


                                                        Statement of Additional
                                                        Information Caption
                                                        -----------------------
PART B
Item 10  Cover Page                                     Cover Page
Item 11  Table of Contents                              Table of Contents
Item 12  General Information and History                Description of the Trust
Item 13  Investment Objectives and Policies             Investment Objective and Policies; Investment Limitations;
                                                        Description of Bond Ratings
Item 14  Management of the Fund                         Trustees and Officers; Investment Advisor; Administrator
Item 15  Control Persons and Principal Holders          Trustees and Officers;Principal Holders of Voting Securities
         of Securities
Item 16  Investment Advisory and Other                  Investment Advisor; Administrator; Other Services
         Services
Item 17  Brokerage Allocation and Other                 Brokerage
         Practices
Item 18  Capital Stock and Other Securities             Description of the Trust
Item 19  Purchase, Redemption and Pricing               Special Shareholder Services; Purchase of Shares;
         of Securities Being Offered                    Redemption of Shares;
                                                        Net Asset Value Determination
Item 20  Tax Status                                     Additional Tax Information
Item 21  Underwriters                                   Not Applicable
Item 22  Calculation of Performance Data                Calculation of Performance Data
Item 23  Financial Statements                           Financial Statements and Reports

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS

                                NOVEMBER 1, 1997

                                 OAK VALUE FUND



                            Member of 100% NO-LOADTM
                               MUTUAL FUND COUNCIL

                                                              PROSPECTUS
                                                              November 1, 1997
                               THE OAK VALUE FUND
                                 A No-Load Fund

The investment objective of the OAK VALUE FUND is to seek capital appreciation. The Fund will seek to achieve its objective by investing primarily in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. Current income will be of secondary importance. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

                               INVESTMENT ADVISOR

                       Oak Value Capital Management, Inc.
                             Durham, North Carolina

The Oak Value Fund (the "Fund") is a NO-LOAD, diversified series of The Tuscarora Investment Trust, a registered open-end management investment company. The Fund's ticker symbol is OAKVX. This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

A Statement of Additional Information dated November 1, 1997, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and its telephone number is 1-800-622-2474. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.

FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:
Nationwide (Toll-Free).......................................800-622-2474
FOR 24-HOUR NET ASSET VALUE AND INVESTMENT INFORMATION, PLEASE CALL:
Nationwide (Toll-Free).......................................800-680-4199

                                TABLE OF CONTENTS
PROSPECTUS SUMMARY..................................................2
SYNOPSIS OF COSTS AND EXPENSES......................................3
FINANCIAL HIGHLIGHTS................................................4
PERFORMANCE INFORMATION.............................................5
INVESTMENT OBJECTIVE, INVESTMENT POLICIES
  AND RISK CONSIDERATIONS...........................................6
HOW TO PURCHASE SHARES.............................................14
HOW TO REDEEM SHARES...............................................17
HOW NET ASSET VALUE IS DETERMINED..................................20
MANAGEMENT OF THE FUND.............................................21
DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION..............24
ACCOUNT APPLICATION................................................27

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               PROSPECTUS SUMMARY

THE FUND. The Oak Value Fund (the "Fund") is a NO-LOAD, diversified series of The Tuscarora Investment Trust, a registered open-end management investment company commonly known as a "mutual fund." The Fund's investment objective is to seek capital appreciation. The Fund will seek to achieve its objective by investing primarily in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. Current income will be of secondary importance.

HISTORY OF THE FUND. Pursuant to an Agreement and Plan of Reorganization, the Fund, on May 19, 1995, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Albemarle Investment Trust. The investment objective, policies and restrictions of the Fund and the Predecessor Fund are substantially identical and the financial data and information in this Prospectus for periods prior to May 19, 1995 relates to the Predecessor Fund.

INVESTMENT APPROACH. The percentage of the Fund's assets that is invested in equity securities may vary according to the Advisor's judgment of market and economic conditions. In most instances, particularly when the Advisor believes that capital appreciation can be achieved without excessive levels of market risk, the Fund will be invested predominantly in equity securities. The Fund's net asset value will be subject to market fluctuation. The Fund may invest a portion of its assets in fixed-income securities, consisting of corporate debt obligations and U.S. Government securities. (See "Investment Objective, Investment Policies and Risk Considerations.")

INVESTMENT ADVISOR. Oak Value Capital Management, Inc. (the "Advisor") serves as investment advisor to the Fund and was investment advisor to the Predecessor Fund. For its services, the Advisor receives compensation of 0.90% of the average daily net assets of the Fund. (See "Management of the Fund.") The
Advisor currently serves as investment advisor to over $700 million in assets, the vast majority of which are managed using an investment style and approach similar to that of the Fund.

PURCHASE OF SHARES. Shares are offered "No-Load," which means they may be purchased directly from the Fund without the imposition of any sales or 12b-1 charges. The minimum initial purchase for the Fund is $2,500 ($1,000 for IRA or Keogh accounts). Subsequent investments must be $100 or more. Shares may be purchased by individuals, trusts or organizations and may be appropriate for use in Tax Sheltered Retirement Plans and Systematic Withdrawal Plans. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income and net capital gains, if any, are distributed semiannually. Shareholders may elect to receive dividends and distributions in cash or the dividends and distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")

MANAGEMENT. The Fund is a series of The Tuscarora Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")

                         SYNOPSIS OF COSTS AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:......................... None

ANNUAL FUND OPERATING EXPENSES:
(As a percentage of average net assets)
  Investment Advisory Fees...............................  .90%
  Administrator's Fees...................................  .13%
  Other Expenses.........................................  .51%
  Total Fund Operating Expenses ......................... 1.54%
                                                          =====
EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

           1 year      3 years      5 years     10 years
           ------      -------      -------     --------
            $16          $49          $84         $183

The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. In addition to the compensation shown in the table above, certain brokerage firms and financial institutions receive from the Advisor compensation for providing administrative, shareholder subaccounting and other services, including sales-related services. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended June 30, 1997, except that the Administrator's fees have been restated to reflect the current arrangement with the Administrator. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The following audited financial information for the fiscal periods ended June 30, 1995 and thereafter has been audited by Arthur Andersen LLP, independent accountants, whose report covering the fiscal year ended June 30, 1997 is contained in the Statement of Additional Information. The following audited financial information for the fiscal periods ended prior to June 30, 1995 was audited by other independent accountants. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report, a copy of which may be obtained at no charge by calling the Fund.

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

_______________________________________________________________________________________________________________________
                                                                                                      For the Period
                                                  Year         Year       Ten Months       Year        January 18,
                                                  Ended        Ended        Ended          Ended        1993(b) to
                                                June 30,      June 30,     June 30,       August 31,    August 31,
                                                  1997         1996          1995(a)        1994         1993
__________________________________________________________________________________________________________________________

Net asset value at beginning of period........  $15.62         $12.19        $12.50        $10.96        $10.00
                                                ------         ------        ------        ------        ------

Income from investment operations:
     Net investment loss......................   (0.02)         (0.04)        (0.05)       (0.02)         (0.03)
     Net realized and unrealized gains on
         investments...........................   6.06           3.57          0.55         1.78           0.99
                                                  ----         ------          ----         ----           ----
Total from investment operations...............   6.04           3.53          0.50         1.76           0.96
                                                  ----         ------          ----         ----           ----

Less distributions:
     From net realized gains
         from security transactions...........   (1.03)         (0.10)        (0.81)       (0.22)           --
                                                 -----          ------        ------       -------         ----

Net asset value at end of period..............  $20.63        $ 15.62        $12.19        $12.50        $10.96
                                                ======        =======        ======        ======        ======

Total return..................................   39.60%         29.04%         5.78%(d)     16.07%        16.11%(d)
                                                 ======        =======       ======         ======        ======

Net assets at end of period (000's)..........  $82,661         $22,066        $10,250       $8,769       $1,890
                                               =======         =======        =======       ======        ======

Ratio of net expenses to average
    net assets(c)...........................      1.59%          1.90%           1.89%(d)      1.89%        2.19%(d)

Ratio of net investment loss to average
      net assets.............................   (0.16%)         (0.43%)        (0.53%)(d)     (0.58%)     (0.81%)(d)

Portfolio turnover rate ......................     22%             58%            103%(d)        91%          43%(d)

Average commission rate per share.............   $.0593          $ --           $ --          $ --          $ --
_________________________________________________________________________________________________________________________
(a) Effective July 1, 1995, the Fund was reorganized and changed its fiscal year end from August 31 to June 30.
(b) Commencement  of operations.
(c) Absent fee waivers and/or expense  reimbursements by the Advisor, the ratios of expenses to average net assets would have been 2.15%, 2.38%(d), 2.80%, and 6.29%(d) for the periods ended June 30, 1996, June 30, 1995, August 31, 1994 and August 31, 1993, respectively.
(d) Annualized.


                            PERFORMANCE INFORMATION

(Graphic Material)

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OAK VALUE FUND, LIPPER GROWTH FUND INDEX AND STANDARD & POOR'S 500 INDEX

LINE CHART:
STANDARD & POOR'S 500 INDEX:              OAK VALUE FUND:
                           QTRLY                                      QTRLY
    DATE       RETURN     BALANCE         DATE           RETURN      BALANCE
   01/18/93               10,000          01/18/93                   10,000
   03/31/93     3.93%     10,393          03/31/93        3.53%      10,353
   06/30/93     0.49%     10,443          06/30/93        0.04%      10,357
   09/30/93     2.56%     10,711          09/30/93       10.48%      11,442
   12/31/93     2.32%     10,960          12/31/93        6.66%      12,204
   03/31/94    -3.79%     10,544          03/31/94       -4.86%      11,611
   06/30/94     0.42%     10,588          06/30/94        1.79%      11,818
   09/30/94     4.89%     11,106          09/30/94        5.53%      12,472
   12/31/94    -0.02%     11,104          12/31/94       -3.66%      12,015
   03/31/95     9.74%     12,186          03/31/95        9.50%      13,157
   06/30/95     9.55%     13,350          06/30/95        1.34%      13,334
   09/30/95     7.95%     14,411          09/30/95       10.34%      14,712
   12/31/95     6.02%     15,278          12/31/95        5.27%      15,487
   03/31/96     5.37%     16,098          03/31/96        7.40%      16,633
   06/30/96     4.49%     16,821          06/30/96        3.44%      17,206
   09/30/96     3.09%     17,341          09/30/96        7.43%      18,483
   12/31/96     8.34%     18,786          12/31/96        8.08%      19,976
   03/31/97     2.68%     19,290          03/31/97        0.34%      20,045
   06/30/97    17.46%     22,657          06/30/97       19.83%      24,020

LIPPER GROWTH FUND INDEX:
                              QTRLY
   DATE           RETURN     BALANCE
   01/18/93                  10,000
   03/31/93       1.27%      10,127
   06/30/93       1.47%      10,272
   09/30/93       4.80%      10,765
   12/31/93       2.46%      11,030
   03/31/94      -2.99%      10,700
   06/30/94      -2.20%      10,465
   09/30/94       4.91%      10,978
   12/31/94      -1.11%      10,857
   03/31/95       7.23%      11,642
   06/30/95      10.70%      12,888
   09/30/95       9.08%      14,058
   12/31/95       2.45%      14,402
   03/31/96       4.51%      15,051
   06/30/96       3.33%      15,552
   09/30/96       2.82%      15,991
   12/31/96       5.80%      16,919
   03/31/97      -0.34%      16,861
   06/30/97      15.80%      19,525

Past performance is not predictive of future performance.

     Oak Value Fund
Average Annual Total Returns
     As of June 30, 1997

1 Year       Since Inception*
39.60%         21.76%

___________________________________________________________________________________________________________________
                                         NON-STANDARDIZED TOTAL RETURNS
___________________________________________________________________________________________________________________
                                                                                     YEAR-TO-DATE         SINCE
                                    CALENDAR     CALENDAR     CALENDAR    CALENDAR       1997           INCEPTION*
                                      1993*        1994         1995        1996    (AS OF 6/30/97)  (AS OF 6/30/97)
_____________________________________________________________________________________________________________________
   Oak Value Fund...............     22.04%      -1.54%        28.89%       28.99%      20.24%           140.20%
   Lipper Growth Fund Index.....     10.30%      -1.57%        32.65%       17.48%      15.40%            95.25%
   S&P 500 Index................      9.60%       1.32%        37.58%       22.96%      20.61%           126.57%
_______________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________
                                          AVERAGE ANNUAL TOTAL RETURNS
________________________________________________________________________________________________________________________
                                                                   FOR THE PERIODS ENDED JUNE 30, 1997
                                                          ______________________________________________________________
                                                                                                      SINCE
                                                          SIX MONTHS(A)  ONE YEAR    THREE YEARS    INCEPTION*
__________________________________________________________________________________________________________________________
   Oak Value Fund.....................................       20.24%        39.60%       26.67%       21.76%
   Lipper Growth Fund Index...........................       15.40%        25.55%       23.11%       16.23%
   S&P 500 Index......................................       20.61%        34.70%       28.86%       20.18%
___________________________________________________________________________________________________________________________

* Inception date of the Oak Value Fund was January 18, 1993.
(A) Unannualized.


INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND RISK CONSIDERATIONS
------------------------------------------------------------------
The Fund's investment objective is capital appreciation. The Fund will seek to achieve its objective by investing primarily in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. Current income will be of secondary importance. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective may not be altered without the prior approval of a majority, as defined by the Investment Company Act of 1940 (the "1940 Act"), of the Fund's shares.

The Fund is governed by an investment concept commonly known as value investing. While many investment advisors often cite a "value approach to investing" to describe a wide array of investment techniques and philosophies, the Advisor seeks to follow a very specific form of "value investing."

The value philosophy that the Advisor seeks to follow rests on the principle that the market is not always priced efficiently. Value investing is predicated on the ability to find undervalued securities. The Advisor views growth and value as two sides of the same coin. In this context, value investing is simply buying growth at a discount. The value side of the coin represents the price that an investor is willing to pay for a particular security. That price should be at a sufficient discount to provide a margin of safety and thereby have a high probability of capital preservation. The concept of a margin of safety is pivotal to the successful implementation of value investing. The entire premise of value investing rests on the manager's ability to exercise judgment with discipline regarding the purchase price of a security. A margin of safety refers to the difference between the investor's calculation of value and the price at which the security is trading in the market. There is a given margin of safety at one price level and a diminished margin of safety at a higher price level. In other words, as the price of a security approaches the investor's calculation of value, the margin of safety declines. Many managers can identify a good business, but the successful value manager can analyze the price at which that security falls into the purchase category. The concept of a margin of safety is applicable to the purchase of common stocks, preferred stock or fixed-income instruments. The other side of the coin is the growth aspect of that particular security. A company that possesses the potential to grow through business expansion over time represents the ability to buy a future stream of income that will be reflected in its future stock price. Paying a reasonable price, with a sufficient margin of safety, in an enterprise that can grow is essential to long-term value investing.

Fundamental research is the foundation on which value investing rests. Most value proponents use a bottom-up approach (focusing on specific companies rather than the overall market level or industry sectors) to find the companies meeting their criteria. Integrity of analytical approach is important to the value investor because it provides demonstrated evidence of the value of a company relative to its current stock price. No matter how good the story or how great the management, the value of a company lies solely with the future cash flow available after capital spending and taxes. An important requirement for most value investors is that they understand the business they are trying to value. The preference for simple businesses, without undue complication and technological change, allows the investor to develop a complete understanding of the future prospects of the company. Since the value investor begins with the premise that the current market price is no indication of the true worth of a business, the value investor analyzes the company's reports and other public information to develop his own opinion of intrinsic value. The purchase decision rests on the ability to buy that security with a great enough margin of safety to ensure safety of principal and an adequate return. The second premise of the value investor is that the stock prices will fluctuate over time but that, over the long term, market price will move towards intrinsic value.

The margin of safety should expand as the intrinsic value of the business increases. If you buy a growing business at a sufficient discount, you should be rewarded as the intrinsic value increases. In a growing enterprise you are not forced to wait for a catalyst to unlock the hidden value (takeovers, mergers, liquidation, etc.). A good business will exhibit strong cash flow generation, significant barriers to competition, and moderate or low requirements for capital reinvestment.

EQUITY SELECTION. The Fund's portfolio will be comprised primarily of common stocks, convertible preferred stocks and preferred stocks traded on domestic and foreign securities exchanges or on the over-the-counter markets. Securities selected are those securities that, in the opinion of the Advisor, are priced at a discount to intrinsic value.

The Advisor will select securities based upon the Advisor's view of the intrinsic value of the issuer and its equity securities relative to the market price. A few of the characteristics that may indicate unrecognized intrinsic value are that the shares: (1) sell at a relatively low multiple of their free cash flow (defined as average net income plus non-cash charges such as depreciation and amortization less those capital expenditures necessary to maintain the competitiveness of the enterprise); (2) sell at a substantial discount from a price at which the securities of comparable businesses have been sold in arms' length transactions between parties judged to be competent businesspersons; (3) sell at a substantial discount to the value of the business determined by cash flow analysis and qualitative characteristics; or (4) sell at a substantial discount from asset value, which is based on the sum of the company's parts, including consideration for its hidden assets, such as overfunded pension plans, understated value of inventories, appreciated real estate, brand names and franchises, less the present value of its liabilities.

Other factors considered desirable by the Advisor in selecting potential investments include: indications of a shareholder- oriented management - The Advisor believes that if management has a vested ownership interest in the company's success, it is more likely that the interests of shareholders and management will coincide, and the company will therefore be managed for the benefit of all shareholders. Ownership of a substantial equity position could be evidence of a shareholder-oriented management; evidence of financial strength - The most attractive companies have solid financial foundations, such as a consistent generation of free cash flow, a strong balance sheet, and a high return on capital; cash flow generation - The company should exhibit a sufficient cash flow to fund its internal needs for capital replacement and expansion, without excessive need for debt or new equity offerings; pricing flexibility - The company should have the ability to raise prices independent of competitive forces; dominant position in the market - The company should exhibit an ability to control its own destiny; franchise position - The company should have a strong market share, or significant niche in its market; comparative barriers to entry - The company should be in an industry which does not allow easy competition, to ensure against wide swings in earnings as a result of unexpected competitors; and reinvestment ability - The company has the ability to reinvest its earnings at a high rate of return.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
(a) the anticipated price appreciation has been achieved or is no longer probable; (b) alternate investments offer superior total return prospects; or
(c) a fundamental change has occurred in the company or its market.

                            COMMONLY ASKED QUESTIONS
________________________________________________________________________________
THE ADVISOR IS A VALUE MANAGER USING A BOTTOM-UP INVESTMENT PROCESS. HOW DOES THE ADVISOR DEFINE VALUE?

The Advisor's philosophy is strongly influenced by the teachings of Benjamin Graham and Warren Buffett. Half a century ago, Graham introduced the principles which have become the foundation for many successful value investors: (1) OWN EQUITIES; (2) VIEW THEM AS BUSINESSES; (3) ALWAYS REQUIRE A MARGIN OF SAFETY; AND (4) MAINTAIN THE APPROPRIATE PERSPECTIVE ON THE MARKET. These principles have maintained their validity, but their application has evolved from one value investor to the next. The Advisor looks for companies that produce predictable, growing excess cash flow and that have managements which have demonstrated their ability to redeploy that capital for the long-term benefit of shareholders. Further, the Advisor believes that the market is not a perfect reflection of a company's value, but merely an auction clearinghouse subject to emotional swings by its participants. The Advisor defines this philosophy as investing in GOOD BUSINESSES WITH GOOD MANAGEMENT AT ATTRACTIVE PRICES.

HOW DOES THE ADVISOR DETERMINE THE INTRINSIC VALUE OF A COMPANY?

The Advisor believes the true intrinsic value of a business is based on the present value of the future cash flows the company can generate. All of the Advisor's work is focused on fine tuning the inputs into its valuation equation. The first step is to determine whether a company is a business the Advisor would like to own based on the economics and competitive characteristics of the industry and the company's positioning within the industry. Further qualitative analysis is given to the company's position relative to its customers, suppliers, competitors and substitute products. This qualitative analysis serves a very important role in the determination of the inputs into the quantitative analysis. The Advisor's focus on this broader approach to research and analysis is driven by the belief that a business must be understood before it can be valued.

HOW IMPORTANT ARE COMPANY VISITS?

Because the Advisor views equities as businesses, not pieces of paper, company visits are critical to the investment process. The Advisor typically conducts multiple meetings with the companies in which the Fund has holdings as well as many of those companies' customers, suppliers and competitors. The Advisor believes the company meetings are crucial to the investment process and to the long term performance of the Fund.

WHAT IS THE ADVISOR'S SELL DISCIPLINE?

It is often just as difficult to sell a business as it is to buy a business. The Advisor typically sells businesses for one of three reasons:

         o        A price target is met on a relative or absolute basis.
         o The Advisor has identified a better opportunity with a greater margin of safety.
         o        There is a change in the fundamentals of the business.

WHAT ROLE DOES MARKET CAPITALIZATION PLAY IN THE ADVISOR'S STOCK SELECTION PROCESS?

The Advisor does not typically place limits on investments in the Fund solely based on market capitalization. The Fund typically owns positions in companies which would qualify as "small-cap," "mid-cap" and "large-cap" companies.
________________________________________________________________________________

FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value will be subject to market fluctuation. The Fund may borrow using its assets as collateral, but only under certain limited conditions. Borrowing, if done, would tend to exaggerate the effects of market fluctuations on the Fund's net asset value until repaid.
(See "Borrowing.")

OPTIONS. When the Advisor believes that individual portfolio securities are approaching the Advisor's growth and price expectations, covered call options (calls) may be written (sold) against such securities in a disciplined approach to selling portfolio securities.

If the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.

The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Fund writes options only for hedging purposes and not for speculation where the aggregate value of the underlying obligations will not exceed 25% of the Fund's net assets. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes. When short term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Fund's portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The Statement of Additional Information contains additional information about covered call options.

SMALL AND MEDIUM CAPITALIZATION ISSUERS. The Fund may invest in securities of small and medium capitalization companies. Small and medium capitalization companies may or may not be more vulnerable than larger, more established companies to adverse business or economic developments. In particular, small capitalization companies may or may not have limited product lines, markets and financial resources and may or may not be dependent on a relatively small management group. Also the securities of these companies may or may not be less actively traded than those of larger companies and, as such, may or may not be difficult to trade at quoted prices. These securities may or may not also experience greater market volatility than those of larger companies. These securities may not pay dividends.

FOREIGN SECURITIES. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

The Fund may invest in foreign issuers directly or through the purchase of American Depository Receipts (ADRs). ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

Although the Fund is not limited in the amount of foreign securities it may acquire, it is presently expected that the Fund will not invest in excess of 10% of its assets (measured at the time of purchase) in direct investments in foreign securities traded on foreign securities exchanges.

MONEY MARKET INSTRUMENTS. Money market instruments may be purchased for temporary defensive purposes, in an amount up to 100% of the Fund's assets, when the Advisor believes the prospect for capital appreciation in the equity securities markets is not attractive. Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities (defined below) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category from any nationally recognized statistical rating organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.

U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its assets in U.S. Government Securities, which include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government such as Government National Mortgage Association certificates, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Financing Corporation, and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its borrowings are outstanding.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when- issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

PORTFOLIO TURNOVER. The Fund sells portfolio securities, without regard to the length of time they have been held, in order to take advantage of new investment opportunities or changes in business fundamentals, or if price targets have been met. The degree of portfolio activity affects the brokerage costs of the Fund. The portfolio turnover of the Fund for the fiscal year ended June 30, 1997 was 22%.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk with respect to repurchase agreements is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. For purposes of the 1940 Act, a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT LIMITATIONS. For the purpose of limiting the Fund's exposure to risk, the Fund has adopted certain limitations which, together with its investment objective, are considered fundamental policies which may not be changed without shareholder approval. The Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings; (2) purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer; or (3) invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to this limitation). Other fundamental investment limitations are listed in the Statement of Additional Information.

                             HOW TO PURCHASE SHARES

There are no sales commissions charged to investors. You may purchase shares of the Fund by calling the Administrator at 1-800-622-2474 or by writing to the Fund at the address shown below for regular mail orders. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund, unless stated otherwise herein, is $2,500. The minimum for an

Individual Retirement Account ("IRA") or self-employed retirement plan ("Keogh Plan") is generally $1,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. The Fund will not accept third party checks for the purchase of shares. All orders received by the Administrator, whether by mail, bank wire or facsimile order, from a qualified brokerage firm prior to 4:00 p.m. Eastern time, will purchase shares at the net asset value next determined on that business day's close of trading. If your order is not received by 4:00 p.m., Eastern time, your order will purchase shares at the net asset value determined as of the close of trading on the next business day. (See "How Net Asset Value is Determined.")

Shares of the Fund may be purchased or sold through the Charles Schwab & Co., Inc. Mutual Fund OneSourceTM Program, The Fidelity Brokerage Services, Inc. FundsNetworkTM Program, the Jack White & Company, Inc. NoFee Network Mutual Fund Service Program and, in the future, through other brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Administrator. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. The Advisor pays such organizations for administrative, shareholder subaccounting and other services, including sales-related services, from the Advisor's own revenues based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Advisor will not affect the expense ratio of the Fund.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

Investors  should  be  aware  that  the  Fund's  Account  Application   contains
provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and mail it with your check, made payable to the Oak Value Fund, to:

                               The Oak Value Fund
                            c/o Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-622-2474, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                  Star Bank, N.A.
                  ABA# 042000013
                  For credit to Oak Value Fund #483616975
                 (Shareholder name and account number or
                  tax identification number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $100) at any time by purchasing shares at the then current net asset value. The Fund may, in the Advisor's sole discretion, accept certain additional investments of less than the stated minimum amount. Before making additional investments by bank wire, please call the Fund at 1-800-622-2474 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or bimonthly investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth day and/or the last business day of the month, as indicated on your Account Application. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EMPLOYEES AND AFFILIATES OF THE FUND. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Fund or certain parties related thereto. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

                              HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on each day that the Fund is open for business. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m., Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares at the net asset value determined as of the close of trading on the next business day. There is no charge for redemptions from the Fund.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by such organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Fund or the Administrator.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions or transfers, and not due to market action) upon 60 days' written notice. If you bring your account value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-622-2474, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to the Oak Value Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

TELEPHONE AND BANK WIRE REDEMPTIONS. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. You may redeem shares, subject to the procedures outlined below, by calling the Fund at 1-800-622-2474. The Fund will redeem shares when requested by telephone if, and only if, the shareholder confirms redemption instructions in writing. The Fund will rely upon confirmation of redemption requests transmitted via facsimile (FAX # 513-629-
2901). The confirmation instructions must include:

     1)  Shareholder  name and  account  number;
     2)  Number of shares or dollar amount to be redeemed;
     3)  Instructions for transmittal of redemption funds to the shareholder;
     4) Shareholder signature as it appears on the application then on file with the Fund; and
     5)  Any required signature guarantees (see "Signature Guarantees").

In such cases, the net asset value used in processing the redemption will be the net asset value next determined at the close of trading after the telephone request is received. Redemption proceeds will not be remitted until written confirmation of the redemption request is received. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by sending a letter with your new redemption instructions to the Fund. (See "Signature Guarantees.")

The Fund reserves the right to restrict or cancel telephone redemption privileges for any shareholder or all shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Neither the Fund, the Administrator, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected investors will bear the risk of any such loss. The
Fund or the Administrator, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Administrator do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000, or a change in registration or standing instructions for your account. Signature guarantees are required for (1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, and (3) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

AUTOMATIC WITHDRAWAL PLAN. If you own shares of the Fund valued at $10,000 or more at the current offering price, you may establish an Automatic Withdrawal Plan to receive a monthly, quarterly or annual check in a stated amount not less than $100. Each month, quarter or year, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Automatic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by calling or by writing the Fund. See the Statement of Additional Information for further details.

                        HOW NET ASSET VALUE IS DETERMINED

The net asset value of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. Information on the Fund's last reported net asset value is available through NASDAQ using the ticker symbol OAKVX or by calling the Advisor at 1-800-680-4199. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed-income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed-income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Fund are valued at the then current market quotation, using the ask price, as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

                             MANAGEMENT OF THE FUND

The Fund is a diversified series of The Tuscarora Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in March 1995. The Board of Trustees has overall responsibility for management of the Fund. The Statement of Additional Information identifies the Trustees and executive officers of the Trust and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Oak Value Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor, organized as a North Carolina corporation in 1992, is controlled by George W. Brumley III and David R. Carr, Jr. In addition to acting as Advisor to the Fund, the Advisor also provides investment advice to accounts with assets of over $700 million, the vast majority of which are managed using an investment style and approach similar to that of the Fund. Compensation of the Advisor is at the annual rate of 0.90% of the Fund's average daily net assets.

George W. Brumley III and David R. Carr, Jr. are primarily responsible for managing the portfolio of the Fund and also acted in this capacity for the Predecessor Fund. Mr. Brumley and Mr. Carr founded the Advisor and its predecessor firm in May 1986. Mr. Brumley is the chairman and chief executive officer of the Advisor. He received his Bachelor of Arts degree from Emory University and his Master of Business Administration from Duke University.
Mr. Carr is the chief investment officer and president of the Advisor. He has a degree in Business Administration with a concentration in Accounting from the University of North Carolina in Chapel Hill, as well as a Juris
Doctor degree from the Law School at the University of North Carolina in Chapel Hill. Mr. Brumley and Mr. Carr have studied and applied value investing techniques since the firm's inception and use the same value-oriented philosophy to manage the Fund as they use to manage the Advisor's other accounts.

The Advisor's address is 3100 Tower Boulevard, Suite 800, Durham, North Carolina 27707 and its telephone number is 1-800-680-4199.

ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to serve as its transfer agent, dividend paying agent and shareholder service agent. The Administrator is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

In addition, the Administrator has been retained to provide administrative services to the Fund. In this capacity, the Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Commission and state securities authorities. The Fund pays the Administrator a fee for these administrative services at the annual rate of .125% of the average value of its daily net assets up to $100 million and .10% of such assets in excess of $100 million.

The Administrator also provides accounting and pricing services to the Fund. The Administrator currently receives a monthly fee of $3,500 for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.

OTHER FUND COSTS. The Fund pays all expenses not assumed by the Advisor, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended June 30, 1997, the expense ratio of the Fund was 1.59% of its average daily net assets.

The Fund and the Advisor have arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder subaccounting and other services, including sales- related services. The Advisor, not the Fund, compensates these organizations for their services based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Advisor will not affect the expense ratio of the Fund.

BROKERAGE. The Fund has adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Advisor for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund.

              DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. Shareholders should be aware that dividends from the Fund which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income tax implications are not covered, nor is this discussion exhaustive on the subject of federal income taxation. Consequently, investors should seek qualified tax advice.

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare dividends and capital gains distributions semiannually, on dates selected by the Fund. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless cash payments are specified on your application or are otherwise requested by contacting the Administrator. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in additional shares of the Fund at the then-current net asset value and future dividends will be reinvested in the same manner. No interest will accrue on amounts represented by uncashed distribution checks. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.

DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of The Tuscarora Investment Trust currently provides for the issuance of shares of the Fund as sole series of the Trust. The Trustees are permitted to create additional series, or funds, at any time.

Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

As of the date of this Prospectus, National Financial Services Corp., 200 Liberty Street, New York, New York 10281, owned of record, for the exclusive benefit of its customers, more than 25% of the shares of the Fund. Accordingly, this entity may be deemed to be a "controlling person" of the Fund within the meaning of the 1940 Act.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune, or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators such as the Standard & Poor's 500 Stock Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Advisor's view of current or past market conditions or historical trends.

                               THE OAK VALUE FUND


ACCOUNT APPLICATION                                                             Send completed application to:
                                                                                THE OAK VALUE FUND
Account No. 60- _______________________                                         Shareholder Services
               (For Fund Use Only)                                              P.O. Box 5354
(Please type or print clearly)                                                  Cincinnati, OH 45201-5354
_________________________________________________________________________________________________________________
ACCOUNT REGISTRATION


[ ] Individual   _____________________________________________________________________________
                 (First Name)    (Middle Initial)        (Last Name)     (Birthdate)     (SS#)


[ ] Joint*       _______________________________________________________________________________
                 (First Name)    (Middle Initial)        (Last Name)     (Birthdate)     (SS#)

                 *Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.


[ ] UGMA/UTMA    _______________________________________________________ under the ______ Uniform Gifts/Transfers to Minors Act
                 (First Name)    (Middle Initial)        (Last Name)               (State)


                 __________________________________________________________________________________ as Custodian
                 (First Name)    (Middle Name)           (Last Name)


                 ____________________________________________________________________________________
                                (Birthdate of Minor)    (SS # of Minor)



[ ] For Corporations,   ______________________________________________________________________________
    Partnerships and
    Trusts              Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.

                        ________________________________________________________________________________
                                     (Taxpayer Identification Number)
_________________________________________________________________________________________________________
ADDRESS

Street or P.O. Box   ________________________________________________________________________________________

City _______________________________________________________   State _______________  Zip  ___________________

Telephone ________________________ U.S. Citizen ____ Resident Alien ____ Non Resident (Country of Residence) ___

_______________________________________________________________________________________________________________
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name __________________________________________________________________________________________________________

Street or P.O. Box _____________________________________________________________________________________________

City ____________________________________________________________ State _______________  Zip ____________________

__________________________________________________________________________________________________________________

INITIAL INVESTMENT

[ ] Enclosed is a check payable to THE OAK VALUE FUND for $ ______________________________________________________

[ ] Funds were wired to Star Bank on __________________ in the amount of $_________________________________________

By Mail:        You may purchase shares by mail by completing and signing this application.  Please mail with your check to the address above.

By Wire:        You may purchase shares by wire.  Prior to sending the wire, please contact the Fund at 1-800-622-2474 so that your wire transfer is properly credited to your account.  Please forward your completed application by mail immediately thereafter to the Fund.  The wire should be routed as follows:

                        Star Bank, N.A.
                        ABA #042000013
                        For credit to Oak Value Fund # 483616975
                        For (shareholder name and Social Security or Taxpayer ID Number)

__________________________________________________________________________________________________________________________________
DIVIDEND AND DISTRIBUTION INSTRUCTIONS (If no election is checked, dividends will automatically be reinvested in the Fund.)

[ ]  Reinvest all dividends and capital gains distributions

[ ]  Reinvest all capital gains distributions; dividends to be paid in cash

[ ]  Pay all dividends and capital gains distributions in cash

     [ ]  By Check     [ ]  By ACH to my bank checking or savings account. Please attach a voided check.

SIGNATURE AUTHORIZATION  FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
____________________________________________________________________________________________________________________________________
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an
Amendment to this Application Form.

[ ] New Application     [ ] Amendment to previous Application dated _______________________ Account No. __________________________

Name of Registered Owner _________________________________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____________ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE OAK VALUE
FUND for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

        Name                                      Title                        Signature

_______________________________    __________________________________    ____________________________

_______________________________    ___________________________________   _____________________________

_______________________________    ____________________________________  ______________________________

THE OAK VALUE FUND, or any agent of the Fund may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Fund or its agent.  The Fund and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.
___________________________________________________________________________________________________________________________________
                                      SPECIAL INSTRUCTIONS
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telephone or facsimile believed to be authentic.

[ ] Please mail redemption proceeds to the name and address of record

[ ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

AUTOMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below:
(subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $ ______________ beginning the last business day of _____________________________

Withdrawals to be made: [ ]  Monthly   [ ]  Quarterly   [ ]  Annually

[ ] Please DEPOSIT DIRECTLY the proceeds to the bank account below

[ ] Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of The Oak Value Fund by withdrawing from the commercial bank account below, per the instructions below:

Amount $ ____________________ (minimum $100)  Please make my automatic investment on:


________________________________              [ ] the last business day of each month
        (Name of Bank)                        [ ] the 15th day of each month
is hereby authorized to charge to             [ ] both the 15th and last business day
my account the bank draft amount
here indicated.  I understand the
payment of this draft is subject to all
provisions of the contract as stated
on my bank account signature card.

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)


Name as it appears on the account ____________________________________________________

Commercial bank account # _____________________________________________________________

ABA Routing # _________________________________________________________________________

City, State and Zip in which bank is located  __________________________________________

For AUTOMATIC INVESTMENT or AUTOMATIC WITHDRAWAL please attach a voided check from the above account.

___________________________________________________________________________________________________________________________________
SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Fund and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund
Services, Inc., the Oak Value Fund, Oak Value Capital Management, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social
Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) [ ].

________________________________________________________        _______________________________________________________________
APPLICANT                                DATE                    JOINT APPLICANT                                      DATE

_________________________________________________________        _______________________________________________________________
OTHER AUTHORIZED SIGNATORY               DATE                    OTHER AUTHORIZED SIGNATORY                           DATE

THE TUSCARORA INVESTMENT TRUST
OAK VALUE FUND

Investment Advisor
Oak Value Capital Management, Inc.
University Tower
3100 Tower Boulevard, Suite 800
Durham, North Carolina 27707
1-800-680-4199

Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-622-2474

Independent Auditors
Arthur Andersen LLP
425 Walnut Street
Cincinnati, Ohio 45202

Custodian
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Board of Trustees
George W. Brumley III
C. Russell Bryan
David R. Carr, Jr.
John M. Day
Joseph T. Jordan, Jr.

Officers
George W. Brumley III, President
David R. Carr, Jr., Vice President and Treasurer
John F. Splain, Secretary


No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This
Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                       STATEMENT OF ADDITIONAL INFORMATION



                                 OAK VALUE FUND


                                November 1, 1997


                                   A series of
                         THE TUSCARORA INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-622-2474


                                Table of Contents

INVESTMENT OBJECTIVE AND POLICIES...................................  2
DESCRIPTION OF BOND RATINGS ........................................  5
INVESTMENT LIMITATIONS..............................................  8
TRUSTEES AND OFFICERS..............................................  10
INVESTMENT ADVISOR.................................................. 12
ADMINISTRATOR....................................................... 13
OTHER SERVICES...................................................... 14
BROKERAGE........................................................... 14
SPECIAL SHAREHOLDER SERVICES........................................ 15
PURCHASE OF SHARES.................................................. 17
REDEMPTION OF SHARES................................................ 18
NET ASSET VALUE DETERMINATION....................................... 18
ADDITIONAL TAX INFORMATION.......................................... 19
DESCRIPTION OF THE TRUST............................................ 20
CALCULATION OF PERFORMANCE DATA..................................... 20
FINANCIAL STATEMENTS AND REPORTS.................................... 23



This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Oak Value Fund (the "Fund") dated November 1, 1997. The Prospectus may be obtained at no charge by contacting the Fund, at the address and phone number shown above.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.


WRITING COVERED CALL OPTIONS. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Advisor. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.


WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. The Fund may invest in foreign securities if the Advisor believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.

Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. COMMERCIAL PAPER maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

                           DESCRIPTION OF BOND RATINGS

The Fund will normally be invested in equities, although the percentage of its assets fully invested in equities may vary based on market and economic conditions. The Fund may invest a portion of its assets in fixed-income securities, including corporate debt securities and U.S. Government Securities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in money market instruments. When the Fund invests in money market instruments, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market instruments or repurchase agreements as described in the Prospectus. When the Fund invests in fixed-income securities or money market instruments, it will limit itself to debt securities within the rating categories described below or, if unrated, of equivalent quality.

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS:

The following summarizes the highest three ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds:

      Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. MIG-1 and V-MIG-1 are the highest ratings used by Moody's for short-term notes and variable rate demand obligations. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS:

The following summarizes the highest three ratings used by Standard & Poor's Ratings Group ("S&P") for bonds:

      AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA:   Bonds rated AA also qualify as high quality debt obligations.
Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A:    Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. The rating SP-1 is the highest rating assigned by S&P to short-term notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S RATINGS:

The following summarizes the highest three ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds:

      AAA:   Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA:   Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A:   Bonds considered to be investment grade and of high credit quality.
The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relating standing within a rating category.

The following summarizes the highest ratings used by Fitch for short-term notes, variable rate demand instruments and commercial paper:

      F-1+: Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1: Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S RATINGS:

The following summarizes the highest three ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds:

      AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

        A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings.

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things.

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net asssets);

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(12) Write, purchase or sell commodities, commodities contracts, futures contracts or related options; or

(13) Invest more than 5% of the value of its net assets in warrants, valued at the lower of cost or market; included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 3, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of The Tuscarora Investment Trust (the "Trust"), their present position with the Trust, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended June 30, 1997:


Name, Age, Position                         Principal Occupation                Compensation
and Address                                 During Past 5 Years                 From the Trust
----------------------                      --------------------                --------------
*George W. Brumley III (age 37)             Chairman and CEO of                       $ 0
Trustee and President                       Oak Value Capital
3100 Tower Blvd., Suite 800                 Management, Inc.
Durham, North Carolina 27707

C. Russell Bryan (age 37)                   Vice President, Mergers and               $ 6,000
Trustee                                     Acquisitions Group of
100 North Tryon Street, 14th Floor          NationsBanc Capital Markets, Inc.
Charlotte, North Carolina 28210

                                                     - 10 -






*David R. Carr, Jr. (age 37)                President of Oak Value                    $ 0
Trustee, Vice President                     Capital Management, Inc.
and Treasurer
3100 Tower Blvd., Suite 800
Durham, North Carolina 27707

John M. Day (age 43)                        Managing Partner, Maynard                 $ 5,500
Trustee                                     Capital Partners LLC; prior to
5151 Glenwood Avenue                        March 1996, Vice President of
Raleigh, North Carolina 27612               Investors Management Corporation.

Joseph T. Jordan, Jr. (age 51)              President of Practice                     $ 6,500
Trustee                                     Management Services, Inc.
114 Crutchfield                             (a medical practice management
Durham, North Carolina 27704                firm); Director of Durham
                                            Ambulatory Surgical Center

John F. Splain (age 41)                     Vice President, Secretary and             $ 0
Secretary                                   General Counsel of Countrywide
312 Walnut Street                           Fund Services, Inc. (a registered
Cincinnati, Ohio 45202                      transfer agent), Secretary and
                                            General Counsel of Countrywide
                                            Investments, Inc.  (a registered
                                            broker-dealer and investment adviser)
                                            and Countrywide Financial Services,
                                            Inc.  (parent company of Countrywide
                                            Fund Services, Inc. and Countrywide
                                            Investments, Inc.)

*Indicates that Trustee is an "interested person" for purposes of the 1940 Act.

Messrs. Bryan, Day and Jordan constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Trustees have not appointed a compensation committee or a nominating committee.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of October 3, 1997, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date, National Financial Services Corp. For the Exclusive Benefit of
Its Customers, 200 Liberty Street, One World Financial Center, New York, New York 10281 owned of record 25.46% of the then outstanding shares of the Fund; and Charles Schwab and Co., Inc.

Reinvest Account, Attn: Mutual Funds Department, 101 Montgomery Street, San Francisco, California owned of record 20.32% of the then outstanding shares of the Fund. National Financial Services Corp. may be deemed to control the Fund by virtue of the fact that it owns of record more than 25% of its outstanding shares.

                               INVESTMENT ADVISOR

Oak Value Capital Management, Inc. (the "Advisor") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until May 23, 1998 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Advisor is at the annual rate of 0.90% of the Fund's average daily net assets. For the fiscal year ended June 30, 1997, the Fund paid the Advisor advisory fees of $349,761. For the fiscal year ended June 30, 1996, the Fund paid the Advisor advisory fees of $90,910 (which was net of voluntary fee waivers of $34,872). For the fiscal period ended June 30, 1995, the Fund and the Predecessor Fund paid the Advisor aggregate advisory fees of $30,539 (which was net of voluntary fee waivers of $35,968).

The Advisor, organized as a North Carolina corporation in 1992, is controlled by its controlling shareholders, George W. Brumley III and David R. Carr, Jr. Messrs. Brumley and Carr may be deemed to be affiliates of the Advisor and may directly or indirectly receive benefits from the advisory fees paid to the Advisor. In addition to acting as Advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator receives for such services a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $1,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

In addition, the Administrator has been retained to provide administrative services to the Fund. In this capacity, the Administrator supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of .125% of the average value of its daily net assets up to $100,000,000 and 0.10% of such assets in excess of $100,000,000.

The Administrator also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Administrator to perform its duties, the Fund pays the Administrator a fee in accordance with the following schedule:

   Asset Size of Fund               Monthly Fee
   --------------------             -----------
$         0 - $ 50,000,000                $2,000
 50,000,000 -  100,000,000                 2,500
100,000,000 -  250,000,000                 3,500
       Over    250,000,000                 4,500

For the fiscal year ended June 30, 1997, the Administrator received from the Fund transfer agent fees of $19,201, accounting and pricing fees of $25,000 and administrative fees of $70,604. For the fiscal year ended June 30, 1996, the Administrator received from the Fund transfer agent fees of $12,000, accounting and pricing fees of $24,000 and administrative fees of $28,013. For the fiscal period ended June 30, 1995, the Administrator and the prior administrator received from the Fund and the Predecessor Fund transfer agent fees of $3,254, accounting and pricing fees of $17,750 and administrative fees of $19,576.

                                 OTHER SERVICES

The firm of Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of the Trust, any Trustee, officer or director of the Trust or the Advisor or any interested person of such persons.

The Fund's fixed-income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options would also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended June 30, 1997 and June 30, 1996, the total amount of brokerage commissions paid by the Fund was $59,862 and $25,218, respectively. During the fiscal period ended June 30, 1995, the total amount of brokerage commissions paid by the Fund and the Predecessor Fund was $29,082. The increase in brokerage commissions paid by the Fund during the fiscal year ended June 30, 1997 was due to a sharp increase in net assets of the Fund.

While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended June 30, 1997, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $9,363,403 and $14,315, respectively.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, shareholders are free to make additions and withdrawals to or from their account as often as they wish. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with the shareholder's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or bimonthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly in the months of March, June, September and December or annually as specified on the Account Application). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such automatic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-622-2474, or by writing to:

                               The Oak Value Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. The Trust has filed an irrevocable election with the Securities and Exchange Commission (the "Commission") under Rule 18f-1 of the 1940 Act, wherein the Fund has committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Administrator at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Administrator.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, the minimum initial investment requirement does not apply to Trustees, officers and employees of the Fund, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income. For the fiscal year ending June 30, 1998, the Fund will also be required to derive less than 30% of its gross income from the sale or other disposition of securities held for less than 90 days.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            DESCRIPTION OF THE TRUST

The Trust was organized as a Massachusetts business t rust pursuant to an Agreement and Declaration of Trust. Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's Custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Prior to May 19, 1995, the Predecessor Fund was a series of Albemarle Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year period ended June 30, 1997 and for the period since inception (January 18, 1993) to June 30, 1997 are 39.60% and 21.76%, respectively.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof. The Nonstandardized Returns of the Fund for each year and since inception, as compared to the performance of the Lipper Growth Fund Index and the S&P 500 Index for such periods, are as follows:

                                                                                               Year-to-Date             Since
                                      Calendar     Calendar      Calendar       Calendar             1997             Inception*
                                        1993*        1994           1995           1996       (as of 6/30/97)      (as of 6/30/97)
                                      --------     --------       -------       --------      ---------------      --------------
Oak Value Fund ....................... 22.04%      -1.54%          28.89%        28.99%            20.24%             140.20%
Lipper Growth Fund Index...............10.30%      -1.57%          32.65%        17.48%            15.40%              95.25%
S&P 500 Index...........................9.60%       1.32%          37.58%        22.96%            20.61%             126.57%

* Inception date of the Fund was January 18, 1993.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.

Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

The Fund may also disclose from time to time information about IRAs and the benefits of IRAs, including the potential tax deduction and tax-deferred growth. The Fund may also provide examples of the accumulated amounts that would be available in an IRA with specified contributions over a specified amount of time with a specified annual return. For example, a $2,000 IRA contribution each year for 30 years earning a 10% average annual return would be worth approximately $360,000 at the end of 30 years. Such examples will be used for illustration purposes only and will not be indicative of past or future performance of the Fund.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of June 30, 1997, together with the report of the independent accountants thereon, are included on the following pages.

LETTER TO SHAREHOLDERS                                         August 22, 1997
==============================================================================
The Oak Value Fund (the Fund) continued its trend of superior performance and growth during the 1997 fiscal year. The Fund achieved several major milestones during the year.

o CONTINUED ASSET GROWTH - The net assets of the Fund have increased from $31.9 million on December 31, 1996 to more than $82.6 million on June 30, 1997. At this writing, net assets in the Fund exceeded $93 million. Total shareholders in the Fund increased from 886 to 1703 during the fiscal year.

o CONTINUED REDUCTION OF EXPENSE RATIO - As a result of the continued growth of the Fund, the total expense ratio of the Fund has been reduced to 1.59% of average net assets on an annualized basis for the year ended June 30, 1997. The current accrual rate for expenses of the Fund is 1.30%. This decline represents a significant reduction from the 1.90% expense ratio of the Fund less than two years ago.

o SUPERIOR PERFORMANCE - The Fund outperformed both the S&P 500 Index and its peer group as measured by the Lipper Growth Fund Index during the fiscal year. Listed below is a comparison of the Fund's performance versus the S&P 500 Index and the Lipper Growth Fund Index for the periods ended June 30, 1997.

                      Six     One     Three    Since
                    Months   Year    Years* Inception*
Oak Value Fund....  20.24%   39.60%  26.67%   21.76%
Lipper Growth
   Fund Index.....  15.40%   25.55%  23.11%   16.23%
S&P 500 Index.....  20.61%   34.70%  28.86%   20.18%

*Annualized.

Our primary goal is to produce above average returns. We are certainly pleased with our long term success in this regard. We are also sensitive to both the expense ratio of the Fund and to the long term tax efficiency of the Fund. The tax efficiency concern is receiving attention in the investment community and we believe is of paramount importance to investors. The issue addresses the fact that investment returns achieved through long term compounding are vastly superior to similar returns realized over shorter holding periods because of the tax costs which are incurred along the way.

Rising market valuations and continued cash flows into the Fund make for a challenging environment. The good news is that we are able to allocate capital to the companies which represent the largest discounts to their intrinsic value. While valuations often limit our ability to allocate new capital to existing companies in our portfolio, we were able to make additional investments in several of the Fund's holdings during the recent period. We also initiated positions in a few new holdings during the quarter including investments in Jacor Communications, True North Communications and General Re Corp. Jacor is a radio consolidator with major market shares in diverse mid-size markets. Rapidly growing cash flow and recent legislative changes provide us with many of the characteristics we enjoy in our newspaper and television broadcasting holdings. We returned to True North as the discount to intrinsic value provided substantial upside in this advertising agency. Finally, we are pleased to have found in General Re Corp. a reinsurer which offers great management, an international platform and a compelling valuation. Nike was also added to the portfolio during the period. We will discuss this holding specifically and at length in the balance of this letter.

We also sold several positions during the most recent six months, including American Express, Colgate and Torstar. The Fund had owned American Express since the fall of 1994 when American Express divested Lehman Brothers. Impressed with Harvey Golub's focus on the core business, we continued to purchase shares of American Express until as recently as November 1996 as the company continued to trade at a sufficient discount to our assessment of its intrinsic value. The stock recently reached and exceeded our price targets. We do not believe the American Express franchise is unique enough, nor is the moat around the business wide enough, to warrant current valuations. Colgate also reached our price target during the period. The competitive nature of the personal care market was a determining factor in our sale of Colgate. Colgate is one of the smaller competitors in this global market, yet it was their significant exposure to the international growth that first attracted us to the company. We hope to return to this and potentially other personal care product companies at more attractive valuations in the future. Our intense research into the media group led us to Torstar as a particularly undervalued company some time ago. As the discount to the company's intrinsic value closed, we recently sold this position to concentrate on other media industry holdings such as Washington Post, E. W. Scripps, Pulitzer Publishing and LIN Television.

Research
We believe the research process is the distinguishing factor at Oak Value. We conduct over one hundred face-to-face meetings each year with the management teams of various publicly traded companies. Why? Our company visits reinforce our long-standing conviction of the need for barriers to entry to protect our business franchises from competitors. Above average returns on assets and capital employed always appear tempting to competitors. Superior franchises are defined by their ability to establish and maintain formidable barriers to entry. Company visits help us to understand business models and the position of companies relative to their competitors, suppliers, customers and substitute products. The details obtained through the visit process and the reading of a myriad of trade journals help us to understand the business from the point of view of someone within the industry. Understanding begets knowledge. From an understanding of the business model we ask better questions, obtain better feedback from management and have greater confidence in the inputs into our valuation equation, thereby reinforcing the "business model" cycle of investing.

Core Holdings, Great Businesses
We continue to search for those elusive core holdings that represent great companies with wonderful franchises which we hope to own for a long period of time. We continue to own a few companies in the Fund that we bought during the inception quarter of the Fund. These holdings, which include AFLAC, Berkshire Hathaway and Markel, exemplify our "core holding" mentality. These were and still are "great businesses" with "great management" that we have been afforded the opportunity to purchase at "attractive prices".

We continue to be mystified by the pundits on Wall Street who choose to use various public forums to "knock" Berkshire Hathaway. Numerous columnists have been absolutely wrong in their assessment of Berkshire Hathaway for many years, yet they continue to bet against the greatest investor of this century. One would think they would grant themselves more favorable odds by choosing a weaker opponent.

Our valuation of Berkshire is based on the businesses it owns. We do not factor in future excess returns from the abilities of Buffett and Munger. We hope that both of them will be with Berkshire for many years to come. However, when the day occurs that we lose one or both of them, you should expect the stock price to decline. We are aware of this potential future scenario and will respond accordingly. No one will have the ability to provide returns like Buffett, but the business should continue to have substantial value apart from his daily activities of allocating capital.

Global Brands
We continue to respect companies that have developed superior, global brand names. There are far fewer such companies than Wall Street realizes. Pitfalls abound for those awarding high valuations to companies that are unable to deliver consistently across a diverse global platform. Conversely, we believe the investment community may not realize how valuable (and quite possibly how impenetrable) the companies that have fully developed a seamless global presence have become. Brand name development in the United States occurred gradually in an environment where years of mercantile trade had created an extremely effective distribution mechanism for goods. As our society and our economy evolved, companies layered on marketing and began to focus on brand building. Television, newspaper and other forms of advertising allowed them to nurture and enhance their brands. Advertising continued to create this distinction as the successful brands became stronger and companies focused even more on national brand building. Eventually the remaining regional brands (and poorly supported national brands) declined into extinction or inferior competitive positions.

Current international platforms appear to be developing through a compressed and somewhat reversed system which we believe plays into the hands of the strong brand names that are able to couple expert marketing and brand building skills with efficient distribution. While companies late to the advertising game in the U.S. often lost any chance of building a national brand presence, it appears to us that companies late to the international distribution game may risk the same inability to build a global brand. The new rules of the game require expertise in both marketing and distribution. We believe the companies possessing these dual abilities are worth more, have more predictable growth patterns and will have higher growth rates over the long term. Though we are not currently willing to pay higher prices than our traditional valuation models indicate for such businesses, we are ever diligent to identify and stay extremely current with those companies that potentially fall into this category.

We do not spend a great deal of time worrying about what price to sell our Coca Cola shares. Our time is more productively spent attempting to better understand the Coke model for fear that we miss an opportunity to buy a share at a price that reflects our required margin of safety. We will not sell our core holdings, even if for some short period of time they fully reflect the future prospects or even become overvalued. In many cases, overvaluation beliefs are based on models that truly do not reflect properly the fact that, for these global super-brands, the future is the brightest it has ever been. We continue to be prudent because we do not think the rules of investing have been repealed and we believe patience and prudent behavior will be rewarded once again. We will not overpay!

Just Like...
Wall Street analysts often suggest that we consider companies they believe are "just like" some of our superior core holdings, but cheaper. It is our belief (a lesson learned at great length and some expense) that many of these competitors are such in appearance only. Peering ever deeper into the business models of our core holdings leads us to believe that those so called competitors are in fact not cheaper at all but offer to the investor very different future returns and much less control of their destiny. We visit many of our companies' competitors often. We typically leave those visits believing the franchises we own are superior and that the investing community is not paying attention. While it may be true we would rather own Pepsi than a shirt manufacturer, those are not our choices. Our challenge is to determine which of the many companies we visit offer us predictable growing excess cash flow controlled by management who have demonstrated their ability to grow and allocate that cash flow. Our fear of obtaining just that inferior stream of cash flow (less predictable) and being subject to reinvestment risks in ancillary businesses with poor returns makes us joyful to miss the "just like" but cheaper group. If these companies were in fact just like the superior companies, they would not likely be cheaper. Poor execution of a superior business rarely provides the return of the best participant. The "just likes" will continue to say they are as good and the analysts will say they are cheaper. We will continue to visit many of these companies in the chance that maybe things really are different or a management change has resulted in brighter prospects.

SWOOSH!
Technologically challenged as we are, we are unable to place the Nike "swoosh" at the beginning of this paragraph. Had we done so, most of you would know what it represents. We believe Nike is an undervalued company with many of the characteristics that may allow it to one day enter the sanctity of our core holdings. Not yet! It will take us a long period and many trips to Nike, its competitors, its retailers and its suppliers to know if this company possesses all the requirements to become part of this class. Nike may in fact already be a global super-brand, but your managers, being slow to learn, will need more time and more work to be hit between the eyes. We do believe our significant position bought at recent prices affords us a solid company meeting our undervalued requirements. If we are correct in our early thoughts on Nike, we will experience substantial returns for many years. If we are wrong, we believe we have a reasonably undervalued company with limited downside and good potential returns. We will not know the answer for some time.

Nike is followed by a group of Wall Street analysts who follow the footwear, textile and apparel industries. If Nike were followed by the personal care products analysts or the consumer non-durable analysts, we believe it would never have gotten as cheap as it has recently. Nike's dominance and strength in the United States has resulted in phenomenal growth for the last few years. Growth in recent years reached rates which were simply not sustainable on such a large base of business. We suppose analysts would have preferred a lot less success at slower rates.

Nike has built its brand rapidly. We do expect competitors to emerge over time, though we would seriously challenge any predictions of the demise of Nike in the foreseeable future. Nike's footwear, apparel and equipment platform across different sports and over an ever-increasing global base gives them a true competitive advantage. Such leadership is not always clear early in the game but emerges as companies do things that the others cannot because of capital constraints or earnings. Nike's international platform is virtually unmatchable by its competitors. Nike is experiencing results in overseas markets that even our global super-brands only dream about. Nike will double its revenues in Japan this year after a phenomenal year last year. Such results are both unique and unprecedented in the Japanese market. Our discussions with AFLAC, Coke, Gillette, Interpublic Group, Avon Products and R. P. Scherer underscore our conviction of the superiority of the Nike model and our belief that these results are phenomenal. Similar results are occurring around the world in other markets and as we test normal expectations for those markets with many of our other global players we continue to be amazed at the strength and growth at Nike.

Nike's management, led by Phil Knight, thinks about the business along the same lines as many of the great companies we respect. "Share of mind" for Nike (much like Disney or Coke or Gillette) is reflected as they track per capita spending in various countries around the world. Nike is not satisfied to sit back, produce shoes and fill retailers' demand. They actively participate in the development of new systems, stores and merchandising to teach the retailer how to better sell their products. This dissatisfaction with the status quo is another mark of a great company. Nike's plan of athlete compensation is rational, well thought out and well executed as they always seek the mantle of authenticity. As Nike expands its global business, economies of scale become evident in the cost of endorsements, marketing, distribution and research and development. This strategy should serve to widen the moat around their franchise.

Consider the risk to Fila when the large sums paid to Grant Hill cannot be amortized over a large enough business. Reebok's payments to Allen Iverson appear risky. Nike's strategy is focused and, with a group of athletes, has less risk from big name individuals. Michael Jordan's Jump Man shoe is already recognized as a separate brand name with no Nike logo at all. Multiple brands confuse the competitors and retain shelf space. Nike will work with Tiger Woods to launch a major platform transcending golf. Soccer is a new target and as Nike combines major endorsements (Brazilian national soccer team and many others) with a global business platform and improved shoe technology, we believe they will execute their well planned, long term assault on soccer - the most popular sport in the world. Competitors with isolated strengths in disparate categories or countries will be unable to spend the dollars necessary to battle with Nike. We believe the competitors will be relegated to country strengths or single shoe category strengths as it becomes a matter of time before the Nike "juggernaut" turns its attention their way. Nike's vast resources, marketing expertise and global execution skills will continue to thrust it to the lead.

In Closing
Many investors (both professional and lay) worry about what is going to go up next so they can buy. They seek momentum as a place to catch the trend of rising prices. Capital is allocated with an eye on the exit and happiness is achieved if momentum carries the day. Experienced, seasoned professionals now spend much of their time trying to determine what will go up next or into what sectors money will flow. We spend our time trying to determine what businesses are worth. We care only if the business model is sound, management is adept and we can purchase at a discount. We judge the managers of our companies not by the increase or decrease in their stock price, but by the fair and rational measure of increases or decreases in underlying business value. Those changes in enterprise value are within our management's control and those results are the basis for our judgment. We have no interest in management that spends more time promoting than it does running the business - they should be managers, not promoters.

Over time our methodology has produced above average returns. We believe it will continue to do so. When (not if) the markets become more challenging, we believe owners of companies that have demonstrated an ability to increase business values will shine. Flow of funds, momentum investing and the like are not our cup of tea. We believe such investment strategies will leave many people trying to find a chair when the music stops. We and our investors will own good businesses with good management and we will have purchased those investments at attractive prices. Markets will fluctuate and will decline, but you have entrusted your capital to managers making informed rational business decisions based on proven principles. When declines occur we will all suffer, but the soundness of our philosophy and the quality our businesses and their management should provide us comfort and continued long term success. Thank you for your confidence and support.

Sincerely,




/s/ David R. Carr, Jr.
David R. Carr, Jr.
Co-Manager





/s/ George W. Brumley, III
George W. Brumley, III
Co-Manager

OAK VALUE FUND
PERFORMANCE INFORMATION
===============================================================================
OAK VALUE FUND
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
A Representation of the Graphic Material Contained in the Oak Value Fund
June 30, 1997 Annual Report is set forth below:

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OAK VALUE FUND, LIPPER GROWTH FUND INDEX AND STANDARD & POOR'S 500 INDEX

LINE CHART:
STANDARD & POOR'S 500 INDEX:              OAK VALUE FUND:
                           QTRLY                                      QTRLY
    DATE       RETURN     BALANCE         DATE           RETURN      BALANCE
   01/18/93               10,000          01/18/93                   10,000
   03/31/93     3.93%     10,393          03/31/93        3.53%      10,353
   06/30/93     0.49%     10,443          06/30/93        0.04%      10,357
   09/30/93     2.56%     10,711          09/30/93       10.48%      11,442
   12/31/93     2.32%     10,960          12/31/93        6.66%      12,204
   03/31/94    -3.79%     10,544          03/31/94       -4.86%      11,611
   06/30/94     0.42%     10,588          06/30/94        1.79%      11,818
   09/30/94     4.89%     11,106          09/30/94        5.53%      12,472
   12/31/94    -0.02%     11,104          12/31/94       -3.66%      12,015
   03/31/95     9.74%     12,186          03/31/95        9.50%      13,157
   06/30/95     9.55%     13,350          06/30/95        1.34%      13,334
   09/30/95     7.95%     14,411          09/30/95       10.34%      14,712
   12/31/95     6.02%     15,278          12/31/95        5.27%      15,487
   03/31/96     5.37%     16,098          03/31/96        7.40%      16,633
   06/30/96     4.49%     16,821          06/30/96        3.44%      17,206
   09/30/96     3.09%     17,341          09/30/96        7.43%      18,483
   12/31/96     8.34%     18,786          12/31/96        8.08%      19,976
   03/31/97     2.68%     19,290          03/31/97        0.34%      20,045
   06/30/97    17.46%     22,657          06/30/97       19.83%      24,020

LIPPER GROWTH FUND INDEX:
                              QTRLY
   DATE           RETURN     BALANCE
   01/18/93                  10,000
   03/31/93       1.27%      10,127
   06/30/93       1.47%      10,272
   09/30/93       4.80%      10,765
   12/31/93       2.46%      11,030
   03/31/94      -2.99%      10,700
   06/30/94      -2.20%      10,465
   09/30/94       4.91%      10,978
   12/31/94      -1.11%      10,857
   03/31/95       7.23%      11,642
   06/30/95      10.70%      12,888
   09/30/95       9.08%      14,058
   12/31/95       2.45%      14,402
   03/31/96       4.51%      15,051
   06/30/96       3.33%      15,552
   09/30/96       2.82%      15,991
   12/31/96       5.80%      16,919
   03/31/97      -0.34%      16,861
   06/30/97      15.80%      19,525

Past performance is not predictive of future performance.

Oak Value Fund Average Annual Total Returns
As of June 30, 1997

1 Year       Since Inception*
39.60%         21.76%

*Inception date of the Oak Value Fund was January 18, 1993.

                                                            NON-STANDARDIZED TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR-TO-DATE         SINCE
                                    CALENDAR     CALENDAR     CALENDAR    CALENDAR       1997           INCEPTION*
                                      1993*        1994         1995        1996    (AS OF 6/30/97)  (AS OF 6/30/97)
- --------------------------------------------------------------------------------------------------------------------
   Oak Value Fund...............     22.04%      -1.54%        28.89%       28.99%      20.24%           140.20%
   Lipper Growth Fund Index.....     10.30%      -1.57%        32.65%       17.48%      15.40%            95.25%
   S&P 500 Index................      9.60%       1.32%        37.58%       22.96%      20.61%           126.57%

                                                                  AVERAGE ANNUAL TOTAL RETURNS
- --------------------------------------------------------------------------------------------------------------------
                                                                   FOR THE PERIODS ENDED JUNE 30, 1997
                                                                                                      SINCE
                                                          SIX MONTHS(A)  ONE YEAR    THREE YEARS    INCEPTION*
- --------------------------------------------------------------------------------------------------------------------
   Oak Value Fund.....................................       20.24%        39.60%       26.67%       21.76%
   Lipper Growth Fund Index...........................       15.40%        25.55%       23.11%       16.23%
   S&P 500 Index......................................       20.61%        34.70%       28.86%       20.18%

* Inception date of the Oak Value Fund was January 18, 1993.
(A) Unannualized.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
============================================================================================================
ASSETS
Investments in securities at value (Note 1) (acquisition cost of $54,891,777)...............   $  70,915,067
Investments in repurchase agreements (Note 1)...............................................      14,520,000
Cash .......................................................................................             605
Receivable for capital shares sold..........................................................         992,719
Dividends receivable........................................................................          51,051
Interest receivable.........................................................................           2,117
Organization expenses, net (Note 1).........................................................           3,749
Other assets................................................................................          12,031
                                                                                              --------------
     TOTAL ASSETS...........................................................................      86,497,339
                                                                                              --------------

LIABILITIES
Payable for securities purchased............................................................       3,627,794
Distributions payable.......................................................................          73,799
Payable for capital shares redeemed.........................................................          53,139
Payable to affiliates (Note 3)..............................................................          68,146
Other accrued expenses and liabilities......................................................          13,049
                                                                                              --------------
   TOTAL LIABILITIES........................................................................       3,835,927
                                                                                              --------------

NET ASSETS .................................................................................   $  82,661,412
                                                                                              ==============


Net assets consist of:
Paid-in capital.............................................................................   $  66,626,124
Accumulated net realized gains from security transactions...................................          11,998
Net unrealized appreciation on investments..................................................      16,023,290
                                                                                              --------------

Net assets..................................................................................   $  82,661,412
                                                                                              ==============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)................................................................       4,006,713
                                                                                              ==============

Net asset value, offering price and redemption price per share (Note 1).....................   $       20.63
                                                                                              ==============


See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
Year Ended June 30, 1997
============================================================================================================
INVESTMENT INCOME
   Dividends................................................................................   $     367,040
   Interest.................................................................................         190,964
                                                                                              --------------

     TOTAL INVESTMENT INCOME................................................................         558,004
                                                                                              --------------

EXPENSES
   Investment advisory fees (Note 3)........................................................         349,761
   Administrative services fees (Note 3)....................................................          70,604
   Registration fees........................................................................          56,661
   Accounting services fees (Note 3)........................................................          25,000
   Professional fees........................................................................          23,834
   Postage and supplies.....................................................................          22,287
   Trustees' fees and expenses..............................................................          21,835
   Shareholder services and transfer agent fees (Note 3)....................................          19,201
   Insurance expense........................................................................          12,075
   Custodian fees...........................................................................          10,062
   Amortization of organization expenses (Note 1)...........................................           4,000
   Other expenses...........................................................................           4,525
                                                                                              --------------

     TOTAL EXPENSES.........................................................................         619,845
                                                                                              --------------


NET INVESTMENT LOSS ........................................................................         (61,841)
                                                                                              --------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions............................................       1,928,590
   Net change in unrealized appreciation/depreciation on investments........................      12,758,225
                                                                                              --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........................................      14,686,815
                                                                                              --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................................................   $  14,624,974
                                                                                              ==============

See accompanying notes to financial statements.

OAK VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 1997 and 1996
=============================================================================================================
                                                                                  YEAR              YEAR
                                                                                  ENDED             ENDED
                                                                                JUNE 30,          JUNE 30,
                                                                                  1997              1996
- -------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss...................................................    $     (61,841)    $     (60,405)
   Net realized gains from security transactions.........................        1,928,590           926,281
   Net change in unrealized appreciation/depreciation on investments.....       12,758,225         2,549,944
                                                                             --------------   ---------------

Net increase in net assets from operations...............................       14,624,974         3,415,820
                                                                             --------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains from security transactions....................       (2,635,872)           (92,392)
                                                                             --------------   ---------------

FROM CAPITAL SHARE TRANSACTIONS(A):
   Proceeds from shares sold.............................................       51,487,814        10,044,743
   Net asset value of shares issued in reinvestment
     of distributions to shareholders....................................        2,518,348            89,729
   Payments for shares redeemed..........................................       (5,399,389)        (1,642,431)
                                                                             --------------   ---------------

Net increase in net assets from capital share transactions...............       48,606,773         8,492,041
                                                                             --------------   ---------------

TOTAL INCREASE IN NET ASSETS ............................................       60,595,875        11,815,469

NET ASSETS:
   Beginning of year.....................................................       22,065,537        10,250,068
                                                                             --------------   ---------------

   End of year...........................................................    $  82,661,412     $  22,065,537
                                                                             ==============   ===============


(a)Summary of capital share activity:
   Shares sold...........................................................        2,752,396           681,397
   Shares issued in reinvestment of distributions to shareholders........          132,044             6,382
   Shares redeemed.......................................................         (290,774)         (115,378)
                                                                             --------------   ---------------

   Net increase in shares outstanding....................................        2,593,666           572,401
   Shares outstanding, beginning of year.................................        1,413,047           840,646
                                                                             --------------   ---------------

   Shares outstanding, end of year.......................................        4,006,713         1,413,047
                                                                             ==============   ===============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
================================================================================================================
                                                                                                 FOR THE PERIOD
                                                      YEAR        YEAR     TEN MONTHS     YEAR     JANUARY 18,
                                                      ENDED       ENDED       ENDED       ENDED    1993(B) TO
                                                    JUNE 30,    JUNE 30,    JUNE 30,    AUG. 31,    AUG. 31,
                                                      1997        1996       1995(A)      1994        1993
- ----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..........    $  15.62    $  12.19    $  12.50    $  10.96     $ 10.00
                                                  ----------   ---------   ----------   ---------  -----------

Income from investment operations:
   Net investment loss..........................      ( 0.02)     ( 0.04)     ( 0.05)     ( 0.02)     ( 0.03)
   Net realized and unrealized gains
     on investments.............................        6.06        3.57        0.55        1.78        0.99
                                                  ----------   ---------   ----------   ---------  -----------

Total from investment operations................        6.04        3.53        0.50        1.76        0.96
                                                  ----------   ---------   ----------   ---------  -----------

Less distributions:
   From net realized gains from
     security transactions......................      ( 1.03)     ( 0.10)     ( 0.81)      ( 0.22)      --
                                                  ----------   ---------   ----------   ---------  -----------

Net asset value at end of period................    $  20.63    $  15.62    $  12.19    $  12.50     $ 10.96
                                                  ==========   =========   ==========   =========  ===========

Total return....................................       39.60%      29.04%       5.78%(d)   16.07%      16.11%(d)
                                                  ==========   =========   ==========   =========  ===========

Net assets at end of period (000's).............    $ 82,661    $ 22,066    $ 10,250    $  8,769     $ 1,890
                                                  ==========   =========   ==========   =========  ===========

Ratio of net expenses to average net assets(c)..       1.59%       1.90%       1.89%(d)    1.89%       2.19% (d)

Ratio of net investment loss to average
  net assets....................................     ( 0.16%)     (0.43%)     (0.53%)(d)  (0.58%)     (0.81%)(d)

Portfolio turnover rate ........................         22%         58%        103%(d)      91%         43% (d)

Average commission rate per share...............    $  .0593    $     --    $     --    $     --     $    --

(a) Effective July 1, 1995, the Fund was reorganized and changed its fiscal year end from August 31 to June 30.

(b) Commencement of operations.

(c) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.15%, 2.38%(c), 2.80%, and 6.29%(c) for the periods ended June 30, 1996, June 30, 1995, August 31, 1994 and August 31, 1993, respectively.

(d) Annualized.

See accompanying notes to financial statements.

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997
==============================================================================================================
                                                                                                      MARKET
     SHARES      COMMON STOCKS -- 85.8%                                                                VALUE
- --------------------------------------------------------------------------------------------------------------
                 ADVERTISING -- 4.9%
         35,550  Interpublic Group Companies, Inc...........................................   $   2,179,659
         76,225  True North Communications Inc..............................................       1,886,569
                                                                                              ---------------
                                                                                                   4,066,228
                                                                                              ---------------
                 BEVERAGES --1.9%
        23,200   Coca-Cola Company..........................................................       1,566,000
                                                                                              ---------------

                 BROADCASTING -- 6.3%
         60,475  Jacor Communications, Inc. (a)  ...........................................       2,313,169
         66,225  LIN Television Corporation(a) .............................................       2,922,178
                                                                                              ---------------

                                                                                                   5,235,347
                                                                                              ---------------
                 CONGLOMERATE -- 5.9%
             76  Berkshire Hathaway, Inc., Class A(a) ......................................       3,587,200
            799  Berkshire Hathaway, Inc., Class B(a) ......................................       1,262,420
                                                                                              ---------------
                                                                                                   4,849,620
                                                                                              ---------------
                 CONSUMER PRODUCTS-- 6.6%
         30,250  Avon Products, Inc.........................................................       2,134,516
         56,325  Nike, Inc., Class B........................................................       3,287,972
                                                                                              ---------------
                                                                                                   5,422,488
                                                                                              ---------------
                 ENTERTAINMENT -- 4.6%
         47,401  The Walt Disney Company....................................................       3,803,930
                                                                                              ---------------

                 FINANCIAL INSTITUTIONS -- 3.6%
          2,500  Associates First Capital Corporation ......................................         138,750
         24,325  Household International, Inc. .............................................       2,856,667
                                                                                              ---------------
                                                                                                   2,995,417
                                                                                              ---------------
                 HEALTHCARE/PHARMACEUTICAL -- 6.7%
        107,150  R. P. Scherer Corporation(a) ..............................................       5,531,619
                                                                                              ---------------

                 INFORMATION SERVICES -- 1.4%
         45,425  Dun & Bradstreet Corporation ..............................................       1,192,406
                                                                                              ---------------

                 INSURANCE - ACCIDENT & HEALTH -- 2.4%
         41,975  AFLAC, Inc.................................................................       1,983,319
                                                                                              ---------------

                 INSURANCE - PROPERTY & CASUALTY -- 17.1%
        109,475  Acceptance Insurance Companies, Inc.(a) ...................................       2,490,556
         22,490  Markel Corporation(a) .....................................................       2,878,720
         35,900  Progressive Corporation ...................................................       3,123,300
        153,000  RLI Corporation ...........................................................       5,574,938
                                                                                              ---------------
                                                                                                  14,067,514
                                                                                              ---------------
                 INSURANCE - REINSURANCE -- 2.4%
         11,000  General Re Corporation ....................................................       2,002,000
                                                                                              ---------------

OAK VALUE FUND (Continued)
==============================================================================================================
                                                                                                      MARKET
     SHARES      COMMON STOCKS -- 85.8%                                                                VALUE
- --------------------------------------------------------------------------------------------------------------
                 MANUFACTURED HOUSING -- 4.1%
        141,100  Oakwood Homes Corporation..................................................   $   3,386,400
                                                                                              ---------------

                 MEDIA -- 13.9%
         69,033  Pulitzer Publishing Company................................................       3,658,749
         97,325  Scripps (E.W.) Company.....................................................       4,051,153
          9,485  Washington Post Company, Class B...........................................       3,775,030
                                                                                              ---------------
                                                                                                  11,484,932
                                                                                              ---------------
                 MORTGAGE BANKING -- 2.1%
         50,200  Federal Home Loan Mortgage Corporation.....................................       1,725,625
                                                                                              ---------------

                 PERSONAL CARE/COSMETICS -- 1.9%
         16,910  Gillette Company...........................................................       1,602,222
                                                                                              ---------------


                 TOTAL COMMON STOCKS (COST $54,891,777) ....................................   $  70,915,067
                                                                                              ---------------
==============================================================================================================
      FACE                                                                                             MARKET
     AMOUNT      REPURCHASE AGREEMENTS(B) -- 17.6%                                                      VALUE
- --------------------------------------------------------------------------------------------------------------
$    14,520,000  Star Bank, N.A., 5.25%, dated 06/30/97, due 07/01/97,
                    repurchase proceeds $14,522,118 (Cost $14,520,000)......................   $  14,520,000
                                                                                              ---------------

                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 103.4% .............   $  85,435,067

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- ( 3.4% ) ..........................    ( 2,773,655 )
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  82,661,412
                                                                                              ===============

(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1997
==============================================================================
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Oak Value Fund (the Fund) is a diversified series of shares of The Tuscarora Investment Trust (the Trust). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The investment objective of the Fund is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. Current income is of secondary importance.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Organization expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of the Fund as of June 30,1997:

- -----------------------------------------------------------------------
Gross unrealized appreciation........................   $ 16,137,805
Gross unrealized depreciation........................       (117,489)
                                                       --------------
Net unrealized appreciation..........................   $ 16,020,316
                                                       ==============
- -----------------------------------------------------------------------

The tax basis of investments for the Fund as of June 30, 1997 was $54,894,751. The difference between financial reporting and federal income tax cost amounts is due to certain timing differences in recognizing capital losses under generally accepted accounting principles and tax regulations. The Fund's net investment loss of $61,841 for 1997 was used to offset net short-term realized capital gains and, as such, has been reclassified to accumulated net realized gains from security transactions on the Statement of Assets and Liabilities.

2.  INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $45,538,764 and $8,038,083 respectively, for the year ended June 30, 1997.

3.  TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Trust are also officers of Oak Value Capital Management, Inc. (the Adviser) or Countrywide Fund Services, Inc. (CFS), formerly MGF Service Corp., the administrator, transfer agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION AGREEMENT
Under the terms of the Administration Agreement with the Trust, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a monthly fee based on the Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee from the Fund. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations for the Fund's portfolio securities.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
==============================================================================


To the Shareholders and Board of Trustees of Tuscarora Investment Trust:

We have audited the accompanying statement of assets and liabilities of Oak Value Fund of the Tuscarora Investment Trust (a Massachusetts business trust), including the portfolio of investments, as of June 30, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets for the periods indicated thereon, and financial highlights for each of the three periods in the period then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 1994 were audited by other auditors whose report thereon dated October 20, 1994, expressed an unqualified opinion on those financial highlights. The financial highlights for the period from January 18, 1993 to August 31, 1993 were audited by other auditors whose report thereon dated September 24, 1993, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oak Value Fund of the Tuscarora Investment Trust as of June 30, 1997, the results of its operations for the year then ended, and the changes in its net assets for the periods indicated thereon and the financial highlights for each of the three periods in the period then ended, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Cincinnati, Ohio
July 23, 1997

OAK VALUE FUND

INVESTMENT ADVISOR
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 800
Durham, North Carolina 27707
1-800-680-4199

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, OH 45201-5354
1-800-622-2474

INDEPENDENT AUDITORS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, OH  45202

CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

BOARD OF TRUSTEES
George W. Brumley III
C. Russell Bryan
David R. Carr, Jr.
John M. Day
Joseph T. Jordan, Jr.

OFFICERS
George W. Brumley III, President
David R. Carr, Jr., Vice President and Treasurer
John F. Splain, Secretary

PART C.           OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

         (a)      (i)  Financial Statements included in Part A:

                       Financial Highlights

               (ii)    Financial Statements included in Part B:

                       Statement of Assets and Liabilities, June 30,
                       1997

                       Statement of Operations for year ended June 30,
                       1997

                       Statements of Changes in Net Assets for the years ended June 30, 1997 and 1996

                       Financial Highlights

                       Portfolio of Investments, June 30, 1997

                       Notes to Financial Statements

         (b)      Exhibits

                  (1) Registrant's Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

                  (2) Registrant's Bylaws, which were filed as an Exhibit to Registrant's Post-Effective
                          Amendment No. 2, are hereby incorporated by reference.

                  (3)     Inapplicable

                  (4)     Inapplicable

                  (5) Investment Advisory Agreement with Oak Value Capital Management, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

                  (6)     Inapplicable

                  (7)          Inapplicable

                  (8) Custody Agreement with Star Bank N.A., which was filed as an Exhibit to Registrant's Post- Effective Amendment No. 2, is hereby incorporated by reference.

                  (9) (i) Administration Agreement with Countrywide Fund Services, Inc. is filed herewith.

                      (ii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc. is filed herewith.

                      (iii)    Accounting Services Agreement with
                               Countrywide Fund Services, Inc. is filed herewith.

                       (iv) License Agreement with Oak Value Capital Management, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

                  (10) Opinion and Consent of Morgan, Lewis & Bockius, which was filed as an Exhibit to Registrant's Registration Statement on Form N-1A, is hereby incorporated by reference.

                  (11)         Consent of Arthur Andersen LLP is filed
                                herewith.

                  (12)         Inapplicable

                  (13)         Inapplicable

                  (14) Individual Retirement Plan, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

                  (15)         Inapplicable

                  (16) Computation of Performance Quotation, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

                  (17)         Financial Data Schedule is filed herewith.

                  (18)         Inapplicable.

Item 25.          Persons Controlled by or Under Common Control with
                  Registrant.

                  None

Item 26.          Number of Holders of Securities.

                  As of August 31, 1997, there were 1,935 holders of shares of beneficial interest of the Oak Value Fund series of Registrant.

Item 27.          Indemnification

Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of Officers and Trustees as follows:

                  "Section 8.4 INDEMNIFICATION OF TRUSTEES AND OFFICERS. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such Person's heirs, executors, administrators or other legal representatives, as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct").

                  A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such Covered Person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the Covered Person ultimately will be entitled to indemnification hereunder.

                  "Section 8.5 COMPROMISE PAYMENT. As to any matter disposed of by a compromise payment by any Covered Person referred to in
                  Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Disinterested Trustees pursuant to clause (i) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                  "Section 8.6 INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any Covered Person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its Advisor. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Advisory Agreement with Oak Value Capital Management, Inc. (the "Advisor") provides for indemnification of the Advisor as follows:

                  "Subject to the limitations set forth in this Section 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this

                  Agreement (either and both of the conduct described in clauses
                  (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in
                  Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Section 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
                  (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial- type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

                  "As to any matter  disposed of by a compromise  payment by the
                  Advisor referred to in this Section 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Fund or to have been liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

                  "The right of indemnification provided by this Section 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Section 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                  "The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Fund hereunder to pay the indemnification required by the Section 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose."

Item 28.          Business and Other Connections of the Investment
                  Advisor

                  (a) The Advisor was organized in 1992 and has assets under management in excess of $700 million. In addition to providing investment advisory services to the Registrant, the Advisor provides investment advisory services to individual and institutional accounts.

                  (b) The directors and officers of the Advisor have not engaged in any other business, profession, vocation or employment of a substantial nature at any time during the past two years.

Item 29. Principal Underwriters

                  Inapplicable

Item 30.  Location of Accounts and Records

                  Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 3100 Tower Boulevard, Suite 800, Durham, North Carolina 27707, as well as at the office of the Registrant's administrator located at 312 Walnut Street, Cincinnati, Ohio 45202.

Item 31.  Management Services Not Discussed in Parts A or B

                  Inapplicable

Item 32.  Undertakings

                  (a)      Inapplicable

                  (b)      Inapplicable

                  (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report to shareholders of Registrant upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 31st day of October, 1997.

                                     THE TUSCARORA INVESTMENT TRUST



                                      By: /s/ John F. Splain
                                         -----------------------
                                          John F. Splain
                                          Attorney-in-Fact


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ George W. Brumley III            President                October 31, 1997
--------------------------           and Trustee
George W. Brumley III


/s/ David R. Carr, Jr.               Vice President,           October 31, 1997
--------------------------           Treasurer and
David R. Carr, Jr.                   Trustee


*C. RUSSELL BRYAN                    Trustee           By:/s/ John F. Splain
                                                          -------------------
*JOHN M. DAY                         Trustee              Attorney-in-Fact*
                                                          October 31, 1997
*JOSEPH T. JORDAN, JR.               Trustee